EXHIBIT 24.16
                                POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Michael H. Madison and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1999 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 26th day of January, 2000.


                                                /s/ E. R. Brooks
                                                E. R. Brooks
                                                Director


Subscribed and sworn to before me this 26th day of January, 2000 by E.R. Brooks.


                                                /s/ Judy A. Hall
                                                Notary Public
                                                State of Texas

My Commission Expires:  July 20, 2003

EXHIBIT 24.16
                                POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Michael H. Madison and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1999 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 26th day of January, 2000.


                                               /s/ James E. Davison
                                               James E. Davison
                                               Director



Subscribed and sworn to before me this 26th day of January, 2000 by James E. Davison.


                                               /s/ Judith W. Culver
                                               Notary Public
                                               Caddo & Bossier Parish, Louisiana

My Commission is for Life

EXHIBIT 24.16
                                POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Michael H. Madison and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1999 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 26th day of January, 2000.


                                               /s/ Glenn Files
                                               Glenn Files
                                               Director



Subscribed and sworn to before me this 26th day of January, 2000 by Glenn Files.



                                               /s/ Judith W. Culver
                                               Notary Public
                                               Caddo & Bossier Parish, Louisiana

My Commission is for Life

EXHIBIT 24.16
                                POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Michael H. Madison and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1999 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 26th day of January, 2000.


                                                /s/ Dr. Frederick E. Joyce
                                                Dr. Frederick E. Joyce
                                                Director


Subscribed and sworn to before me this 26th day of January, 2000 by Dr. Frederick E. Joyce.


                                                /s/ Sandra Pate
                                                Notary Public
                                                State of Texas


My Commission Expires:  May 15, 2001

EXHIBIT 24.16
                                POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Michael H. Madison and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1999 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 26th day of January, 2000.


                                                /s/ John M. Lewis
                                                John M. Lewis
                                                Director



Subscribed and sworn to before me this 26th day of January, 2000 by James M. Lewis.


                                                /s/ Linda Carmack Catron
                                                Notary Public
                                                Washington County, Arkansas

My Commission Expires:  May 1, 2001

EXHIBIT 24.16
                                POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Michael H. Madison and R. Russell Davis, and each of them severally, her true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1999 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 26th day of January, 2000.


                                               /s/ Karen C. Adams
                                               Karen C. Adams
                                               General Manager and Director


Subscribed and sworn to before me this 26th day of January, 2000 by Karen C. Adams.


                                               Judith W. Culver
                                               Notary Public
                                               Caddo & Bossier Parish, Louisiana

My Commission is for Life

EXHIBIT 24.16
                                POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Michael H. Madison and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1999 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 26th day of January, 2000.


                                               /s/ William C. Peatross
                                               William C. Peatross
                                               Director


Subscribed and sworn to before me this 26th day of January, 2000 by William C. Peatross.


                                               /s/ Judith W. Culver
                                               Notary Public
                                               Caddo & Bossier Parish, Louisiana

My Commission is for Life

EXHIBIT 24.16
                                POWER OF ATTORNEY


The undersigned, as a director of Southwestern Electric Power Company (the "Company"), hereby makes, constitutes and appoints Michael H. Madison and R. Russell Davis, and each of them severally, her true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1999 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 26th day of January, 2000.


                                               /s/ Maxine P. Sarpy
                                               Maxine P. Sarpy
                                               Director


Subscribed and sworn to before me this 26th day of January, 2000 by Maxine P. Sarpy.


                                               /s/ Judith W. Culver
                                               Notary Public
                                               Caddo & Bossier Parish, Louisiana

My Commission is for Life